UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 7, 2003

Date of Report (Date of earliest event reported)

MAXIM PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in charter)

Delaware	1-14430	87-0279983
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8899 UNIVERSITY CENTER LANE, SUITE 400
SAN DIEGO, CALIFORNIA 92122
(Address of principal executive offices, including zip code)

(858) 453-4040
(Registrants telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 9.                     Regulation FD Disclosure.

On May 6, 2003, we disclosed unaudited financial information for the second quarter of 2003 in the press release attached hereto as Exhibit 99.1.  This Form 8-K (including the attached Exhibit 99.1) is being furnished to report information pursuant to Item 12 of Form 8-K.

The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Maxim Pharmaceuticals, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maxim Pharmaceuticals, Inc.

Date: May 7, 2003	By:	/s/ Anthony E. Altig

Anthony E. Altig,
Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer duly authorized to sign on behalf of the registrant)

INDEX TO EXHIBITS

99.1                                        Press Release, dated May 6, 2003